UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 4, 2005

TROY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24413	33-0807798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2331 South Pullman Street Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(949) 250-3280

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02           Results of Operations and Financial condition

On January 4, 2005, TROY Group, Inc. (the “Company”) issued a press release announcing that, although it has not released results for 2004, it expects such results will show a year over year decline in revenue and that the Company was withdrawing its five-year revenue and earnings forecast included in the proxy statement for the special meeting of its stockholders held on November 9, 2004.  In addition, the Company provided an update on the status of the proposed merger of the Company with Dirk, Inc.

Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release.

The information in this Current Report, including the press release, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits

                            (c)            Exhibits

                            99.1          Press Release dated January 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2005.

TROY GROUP, INC.

By	/s/ Dennis Fairchild
Dennis Fairchild
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 4, 2005.